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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                NOVEMBER 24, 1997
                                (Date of Report)
               Date of earliest event reported: November 20, 1997


                      BRADLEY OPERATING LIMITED PARTNERSHIP
             (Exact name of Registrant as specified in its charter)




                                    DELAWARE
                 (State or other jurisdiction of incorporation)


        0-23065                                         04-3306041
(Commission File Number)                    (I.R.S. Employer Identification No.)

40 SKOKIE BOULEVARD, SUITE 600
NORTHBROOK, ILLINOIS                                                  60062-1626
(Address of principal executive offices)                              (Zip Code)


               Registrant's telephone number, including area code:
                                 (847) 272-9800





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ITEM 5.   OTHER EVENTS.

Bradley Operating Limited Partnership (the "Partnership") has completed the offering of $100,000,000 aggregate principal amount of its 7% Notes due 2004 (the "Notes") on November 24, 1997. The offering of the Notes was made pursuant to a Prospectus Supplement dated November 20, 1997 relating to the Prospectus dated November 18, 1997 which was originally filed with the Partnership's shelf registration statement on Form S-3 (file no. 333-36577).

         The Notes bear interest at 7% per annum and will mature on November 15, 2004. The Notes bear interest from November 24, 1997 or from the immediately preceding Interest Payment Date (as defined below) to which interest had been paid, payable semi-annually in arrears on May 15 and November 15 of each year, commencing May 15, 1998 (each, an "Interest Payment Date"), to the persons in whose name the Notes are registered in the security register on the preceding May 1 or November 1, as the case may be. Interest on the Notes will be computed on the basis of a 360-day year of twelve 30-day months.

         The Notes may be redeemed at any time at the option of the Partnership, in whole or in part, at a redemption price equal to the sum of (i) the principal amount of the Notes being redeemed plus accrued interest thereon to the redemption date and (ii) the Make-Whole Amount (as defined in Supplemental Indenture No. 1 referenced below), if any, with respect to such Notes.

         The Notes are issued under an Indenture and Supplemental Indenture No. 1 between the Partnership and LaSalle National Bank, as Trustee. The underwriting discount for the Notes is 0.625% and the price to the public is 99.78% of the principal amount of the Notes.

         The net proceeds to the Partnership from the sale of the Notes are $99,155,000. The Partnership intends to use the net proceeds to prepay a portion of its $100 million mortgage note, any accrued but unpaid interest thereon and a related prepayment penalty (estimated to be $3,900,000), with the balance funded by the Operating Partnership's line of credit.

         Delivery of the Notes was made on November 24, 1997 through the facilities of The Depository Trust Company, against payment therefor in immediately available funds.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 24, 1997           BRADLEY OPERATING LIMITED PARTNERSHIP

                                  BY: BRADLEY REAL ESTATE, INC.
                                      its General Partner


                                      By: /s/ Thomas P. D'Arcy
                                          --------------------------------------
                                          Thomas P. D'Arcy
                                          President and Chief Executive Officer




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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER      EXHIBIT

     1.1 Definitive Underwriting Agreement, dated November 20, 1997, relating to the 7% Notes due 2004.

     4.1 Definitive Supplemental Indenture No. 1, dated as of November 24, 1997, between Bradley Operating Limited Partnership and LaSalle National Bank.

     4.2            Bradley Operating Partnership, 7% Note due 2004, dated
                    November 24, 1997.








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